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                                                                    EXHIBIT 10.1

                                 SCANSOFT, INC.

                       PAUL A. RICCI EMPLOYMENT AGREEMENT
                                 AMENDMENT NO. 1

This Amendment (the "Amendment") is made by and between ScanSoft, Inc. (the "Company") and Paul A. Ricci ("Executive") as of July 26, 2001 with respect to the following facts:

The Company and the Executive entered into an Employment Agreement dated as of August 21, 2000 (the "Agreement").

The parties hereby wish to amend the Agreement in certain respects.

NOW THEREFORE, it is agreed, in consideration of the covenants herein, as follows:

1.   New sections 4(d) and (e) are added as follows:


  (d) LIVING EXPENSES. The Board of Directors has indicated that it is in the best interest of the Company that Executive be located at the Company's corporate headquarters on a full time basis. Therefore, the Company will pay Executive a living expenses allowance to cover such costs associated with living in the Peabody, Massachusetts area. Specifically, the Company will pay a $5000 per month stipend on a tax gross-up basis, total amount not to exceed $107,000.00 annually, as discussed and approved by the Compensation Committee of the Board.

  (e) REVIEW. The Compensation Committee of the Board will review the terms of this Amendment on an annual basis.


2. As amended hereby, the Agreement shall continue in full force and effect. All capitalized terms used but not defined herein shall have the meanings described in the Agreement. In the event of any inconsistency between this Amendment and the Agreement, the terms of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have respectively caused this Amendment to be executed as of the date first above written.

SCANSOFT, INC.                               EXECUTIVE:


By: /s/ Michael K. Tivnan                    /s/ Paul A. Ricci
   ------------------------------            --------------------------------
                                             Paul A. Ricci

Name: Michael K. Tivnan
      ---------------------------

Title: President & COO
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